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                                                                    EXHIBIT 10.7
                                                                    ------------

                        STANDARD FORM COMMERCIAL LEASE

                                         Member Greater Boston Real Estate Board

1. PARTIES                    LESSOR,  which expression shall include McFarland
   (fill in)                  FLP heirs, successors, and assigns where the
                              context so admits, does hereby lease to

2. PREMISES                   LESSEE, which expression shall include Virtual
   (fill in and include,      Knowledge, Inc. successors, executors,
    if applicable, suite      administrators, and assigns where the context so
    number, floor number,     admits, and the LESSEE hereby leases the following
    and square feet)          described premises:

                              7,715 rentable square feet on the top floor of 200 Highland Avenue, Needham, Massachusetts together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises and lavatories nearest thereto.

3. TERM                       The term of this lease shall be for see section 23
   (fill in)                  A commencing on and ending on

4.                            [deleted]

5.                            [deleted]

6.                            [deleted]

7. UTILITIES                  The Lessor shall pay, as they become due, all
                              bills for electricity and other utilities
                              (whether they are used for furnishing heat or
                              other purposes) that are furnished to the leased
                              premises and presently separately metered, and
                              all bills for fuel furnished to a separate tank
                              servicing the leased premises exclusively. The
                              LESSOR agrees to provide other utility service and
                              to furnish reasonably hot and cold water and
                              reasonable heat and air conditioning (except
delete "air                   to the extent that the through separately
conditioning" if not          metered utilities or separate fuel tanks as set
applicable                    forth above) to the leased premises, the
                              hallways, stairways, elevators, and lavatories during normal business hours on regular business days of the heating and air conditioning seasons of each year, to furnish elevator service and to light passageways and stairways during business hours, and to furnish such cleaning service as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR'S control. Lessee shall be separately metered and pay for lights and plugs.

                              LESSOR shall have no obligation to provide
                              utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this
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                                      -2-

                              lease. In the event LESSEE requires additional utilities or equipment, the installation shall be subject to the written consent of the LESSOR.


8. USE OF LEASED              The LESSEE shall use the leased promises only for
   PREMISES                   the purpose of General Office Use
   (fill in)

9. COMPLIANCE                 The LESSEE acknowledges that no trade or
   WITH LAWS                  occupation shall be conducted in the leased
                              premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

10. FIRE INSURANCE            The LESSEE shall not permit any use of the leased
                              premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire
                              Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the premises.

11. MAINTENANCE               The LESSEE agrees to maintain the leased premises
                              in good condition, damage by fire and other
                              casualty only excepted, and whenever necessary, to
    A.  LESSEE'S              replace plate glass and other glass therein,
        OBLIGATIONS           acknowledging that the leased premises are now in
                              good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

    B.  LESSOR'S              The LESSOR agrees to maintain the structure of the
        OBLIGATIONS           building of which the leased premises are a
                              part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12. ALTERATIONS -             The LESSEE shall not make structural alterations
    ADDITIONS                 or additions to the leased premises, but may make
                              non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the payment compensation. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished by the LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT -              The LESSEE shall not assign or sublet the whole or
                              any part of the leased premises
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                                      -3-

    SUBLEASING                without LESSOR'S prior written consent which
                              consent shall be unreasonably withheld or delayed.
                              ________________________. Notwithstanding such
                              consent, LESSEE shall remain liable to LESSOR for the payment of all ______ and for the full performance of the covenants and conditions of this lease.

14. SUBORDINATION             This lease shall be subject and subordinate to any
                              and all mortgages, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

15. LESSOR'S ACCESS           The LESSOR or agents of the LESSOR may, at
                              reasonable times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same as affixed without hindrance or molestation.

16. INDEMNIFICATION AND       The LESSEE shall save the LESSOR harmless from all
    LIABILITY                 loss and damage occasioned by the use or escape of
    (fill in)                 water or by the bursting of pipes, as well as from
                              any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be Lessor's responsibility.

17. LESSEE'S LIABILITY        The LESSEE shall maintain with respect by the
    INSURANCE                 leased premises and the property of which the
    (fill in)                 leased premises are a part comprehensive public
                              liability insurance in the amount of $1,000,000 with property damage insurance in limits of $50,000 - $100,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18. FIRE, CASUALTY -          Should a substantial portion of the leased
    EMINENT DOMAIN            premises, or of the property of which they are a
                              part, be substantially damaged by the fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

                                    (a)  The LESSOR fails to give written notice
                             within thirty (30) days of
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                                      -4-

                             intention to restore leased premises, or

                        (b) The LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

                    The LESSOR reserves, and the LESSEE imparts to the Lessor, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

19. DEFAULT AND     In the event that:
    BANKRUPTCY
    (fill in)           (a)  The LESSEE shall default in the payment of any
                             installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

                        (b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or

                        (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors,

                    then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of six (6) percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

20. NOTICE          Any notice from the LESSOR to the LESSEE relating to the
    (fill in)       leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the
                    LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the
                    LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the
                    LESSOR by
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                                      -5-

                    registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at 15 Cefalo Road, Boston, MA 02132.

21. SURRENDER       The LESSEE shall at the expiration of such termination of
                    this lease remove all LESSEE'S goods and effects from the leased premises (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.                 [deleted]

23. OTHER           It is also understood and agreed that:
    PROVISIONS

                    A.) Term of lease for Suite 401, 2,538 sq. ft. shall be two years two months with one, one year option commencing 9/1/98-10/31/00 Term of lease for Suite 402, 5,177 sq.
                         ft. shall be two years with one, one year option commencing 11/1/98-10/31/00

                    B.)  Rent for 9/1/98-10/31/98     $  8,248.50

                         Rent for 11/1/98-10/31/99     169,730.00

                         Rent for 11/1/99-10/31/00     177,445.00

                         Option Year 11/1/00-10/31/01  185,160.00

                    C.) Before tenant moves in to Suite 401 9/1/98, Lessor will touch up paint and add doorway from the kitchen area of Suite 401 to connect with Suite 402.

                    D.) Lessee shall have the exclusive right to exterior signage at two locations at the building where the "HomeView" signs are currently. Lessor hereby consents to Lessee affixing a sign depicting Lessee's company name on said location provided the sign is in compliance with all applicable rules and regulations in the Town of Needham. Which approvals shall be the Lessee's responsibility. Costs associated with removal and/or disposal of unusable portions of "Homeview" signage are the responsibility of Lessor.
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IN WITNESS WHEREOF, the said parties hereunto set their hands and seals this

________________ day of ______________ 19___



/s/ Robert Cahill, Controller           /s/ James O. McFarland
-----------------------------           ---------------------------
LESSEE                                  LESSOR

-----------------------------           ---------------------------
LESSEE                                  LESSOR


          ---------------------------
          BROKER(S)